UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Arch Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V33466-P04620 ARCH RESOURCES, INC. ONE CITYPLACE DRIVE, SUITE 300 ST. LOUIS, MO 63141 ARCH RESOURCES, INC. 2024 Annual Meeting Vote by 11:59 p.m. ET on May 6, 2024 You invested in ARCH RESOURCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2024. Vote Virtually at the Meeting* May 7, 2024 10:00 a.m. Central Time The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/ARCH2024 and be sure to have the control number noted above. Get informed before you vote View the 2024 Notice and Proxy Statement and Annual Report online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above on or before April 23, 2024 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V33467-P04620 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For All Nominees: 01) Pamela R. Butcher 02) John T. Drexler 03) Holly Keller Koeppel 04) Patrick A. Kriegshauser 05) Paul A. Lang 06) Richard A. Navarre 07) Molly P. Zhang (aka Peifang Zhang) 2. Advisory approval of the Company’s named executive officer compensation. For 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.